GUARANTY

This GUARANTY AGREEMENT (this “Agreement”), dated as of March 28, 2008 is made by each of the undersigned (each a "Guarantor", and collectively, the "Guarantors"), in favor of YA GLOBAL INVESTMENTS, L.P. (the “Secured Party”).

WHEREAS, in connection with the Securities Purchase Agreement, of even date herewith, by and among INTREPID TECHNOLOGY AND RESOURCES, INC., an Idaho corporation (the "Company") and the Secured Party (the “Securities Purchase Agreement”), the Company has agreed, upon the terms and subject to the conditions of the Securities Purchase Agreement, to issue to the Secured Party (i) an aggregate original principal amount of $585,000 of secured convertible debentures (the “Convertible Debentures”), which shall be convertible into shares of the Company’s common stock, par value $0.005 per share (“Common Stock”); and (ii) warrants (the “Warrants”) to be exercisable to acquire additional shares of Common Stock initially in that number of shares of Common Stock set forth in the Securities Purchase Agreement;

WHEREAS, each Guarantor is executing and delivering that certain Security Agreement, of even date hereof (the “Security Agreement”), granting a lien in all of the Pledged Property (as defined in the Security Agreement) to the Secured Party;

WHEREAS, it is a condition precedent to the Secured Party purchasing the Convertible Debentures and Warrants pursuant to the Securities Purchase Agreement that the Guarantors shall have executed and delivered to the Secured Party this Agreement guaranteeing all of the obligations of the Company under the Transaction Documents (as defined in the Security Agreement, the “Transaction Documents”);

WHEREAS, the Secured Party has extended financial accommodations to the Company, pursuant to the Convertible Debentures or otherwise, and the Guarantors will directly benefit from the extension of such financial accommodation as part of the affiliated business operations of the Guarantors and the Company;

NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to induce the Secured Party to perform under the Securities Purchase Agreement, each Guarantor hereby agrees with the Secured Party as follows:

1.  Definitions. Reference is hereby made to the Securities Purchase Agreement and the Convertible Debentures issued pursuant thereto for a statement of the terms thereof. All terms used in this Guaranty, which are defined in the Securities Purchase Agreement or the Convertible Debentures and not otherwise defined herein, shall have the same meanings herein as set forth therein.

2.  Guaranty. The Guarantors, as direct obligors and not merely as surety, jointly and severally, hereby unconditionally and irrevocably, guaranty the full payment and prompt performance, as and when due and payable, by stated maturity or otherwise, of all Obligations (as defined in the Security Agreement) of the Company from time to time owing by it to the Secured Party (such obligations, to the extent not paid by the Company, being the "Guaranteed Obligations"), and agree to pay any and all expenses (including reasonable counsel fees and expenses) reasonably incurred by the Secured Party in enforcing any rights under this Guaranty. Without limiting the generality of the foregoing, each Guarantor's liability hereunder shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by the Company to the Secured Party but for the fact that they are unenforceable or not allowable due to the existence of an insolvency proceeding involving any Guarantor or the Company (each, a "Transaction Party").

3.  Guaranty Absolute; Continuing Guaranty; Assignments.

(a)  The Guarantors, jointly and severally, guaranty that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Transaction Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Secured Party with respect thereto. The obligations of each Guarantor under this Guaranty are independent of the Guaranteed Obligations, and a separate action or actions may be brought and prosecuted against any Guarantor to enforce such obligations, irrespective of whether any action is brought against any Transaction Party or whether any Transaction Party is joined in any such action or actions. The liability of any Guarantor under this Guaranty shall be irrevocable, absolute and unconditional irrespective of, and each Guarantor hereby irrevocably waives, to the extent permitted by law, any defenses it may now or hereafter have in any way relating to, any or all of the following:

(i)  any lack of validity or enforceability of any Transaction Document or any agreement or instrument relating thereto;

(ii)  any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations, or any other amendment or waiver of or any consent to departure from any Transaction Document, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to any Transaction Party or otherwise;

(iii)  any taking, exchange, release or non-perfection of any Pledged Property (as defined in the Security Documents), or any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Guaranteed Obligations;

(iv)  any change, restructuring or termination of the corporate, limited liability company or partnership structure or existence of any Transaction Party; or

(v)  any failure of the Secured Party to assert a claim or demand or to enforce or exercise any right or remedy against any Transaction Party for any reason;

(vi)  any other circumstance (including any statute of limitations) or any existence of or reliance on any representation by the Secured Party that might otherwise constitute a defense available to, or a discharge of, any Transaction Party or any other guarantor or surety.

(vii)  This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment or performance of the Guaranteed Obligations, or any part thereof, is rescinded or must otherwise be returned by the Secured Party or any other person upon the insolvency, bankruptcy or reorganization of any Transaction Party or otherwise, all as though such payment had not been made.

(viii)  This Guaranty is a continuing guaranty and shall (i) remain in full force and effect until the indefeasible cash payment in full of the Guaranteed Obligations (other than inchoate indemnity obligations) and (ii) be binding upon each Guarantor and its respective successors and assigns. This Guaranty shall inure to the benefit of and be enforceable by the Secured Party and its successors, and permitted pledgees, transferees and assigns. Without limiting the generality of the foregoing sentence, the Secured Party may pledge, assign or otherwise transfer all or any portion of its rights and obligations under and subject to the terms of any Transaction Document to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to the Secured Party herein or otherwise, in each case as provided in the Securities Purchase Agreement or such Transaction Document.

4.  Waivers. To the extent permitted by applicable law, each Guarantor hereby waives demand, presentment, suit against or joinder of any other person, promptness, diligence, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this Guaranty and any requirement that the Secured Party exhaust any right or take any action against any Transaction Party or any other Person or any Pledged Property. The Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated herein and that the waiver set forth in this Section 4 is knowingly made in contemplation of such benefits. The Guarantors hereby waive any right to revoke this Guaranty, and acknowledges that this Guaranty is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.

5.  Subrogation. No Guarantor may exercise any rights that it may now or hereafter acquire against any Transaction Party or any other guarantor that arise from the existence, payment, performance or enforcement of any Guarantor's obligations under this Guaranty, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Secured Party against any Transaction Party or any other guarantor or any Pledged Property, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from any Transaction Party or any other guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security solely on account of such claim, remedy or right, unless and until all of the Guaranteed Obligations (other than inchoate indemnity obligations) and all other amounts payable under this Guaranty (other than inchoate indemnity obligations) shall have indefeasibly been paid in full in cash. If any amount shall be paid to the Guarantor in violation of the immediately preceding sentence at any time prior to the later of the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Guaranty, such amount shall be held in trust for the benefit of the Secured Party and shall forthwith be paid to the Secured Party to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Guaranty, whether matured or unmatured, in accordance with the terms of the Transaction Document, or to be held as Pledged Property for any Guaranteed Obligations or other amounts payable under this Guaranty thereafter arising. If (a) any Guarantor shall make payment to the Secured Party of all or any part of the Guaranteed Obligations, and (b) all of the Guaranteed Obligations (other than inchoate indemnity obligations) and all other amounts payable under this Guaranty (other than inchoate indemnity obligations) shall indefeasibly be paid in full in cash, the Secured Party will, at such Guarantor's request and expense, execute and deliver to such Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Guaranteed Obligations resulting from such payment by such Guarantor.

6.  Representations, Warranties and Covenants.

(a)  Each Guarantor hereby represents and warrants as of the date first written above as follows:

(i)  The Guarantor (A) is a corporation, limited liability company or limited partnership duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (B) has all corporate, limited liability company or limited partnership power and authority to conduct its business as now conducted and as presently contemplated and to execute and deliver this Guaranty and each other Transaction Document to which the Guarantor is a party, and to consummate the transactions contemplated hereby and thereby and (C) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary except where the failure to be so qualified would not result in a Material Adverse Effect.

(ii)  The execution, delivery and performance by the Guarantor of this Guaranty and each other Transaction Document to which the Guarantor is a party (A) have been duly authorized by all necessary corporate, limited liability company or limited partnership action, (B) do not and will not contravene its charter or by-laws, its limited liability company or operating agreement or its certificate of partnership or partnership agreement, as applicable, or any applicable law or any contractual restriction binding on the Guarantor or its properties (except where the contravention of such contractual restriction would not result in a Material Adverse Effect), (C) do not and will not result in or require the creation of any lien (other than pursuant to any Transaction Document) upon or with respect to any of its properties, and (D) do not and will not result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any material permit, license, authorization or approval applicable to it or its operations or any of its properties.

(iii)  No authorization or approval or other action by, and no notice to or filing with, any governmental authority is required in connection with the due execution, delivery and performance by the Guarantor of this Guaranty or any of the other Transaction Documents to which the Guarantor is a party (other than expressly provided for in any of the Transaction Documents).

(iv)  Each of this Guaranty and the other Transaction Documents to which the Guarantor is or will be a party, when delivered, will be, a legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, suretyship or other similar laws and equitable principles (regardless of whether enforcement is sought in equity or at law).

(v)  There is no pending or, to the knowledge of the Guarantor, threatened action, suit or proceeding against the Guarantor or to which any of the properties of the Guarantor is subject, before any court or other governmental authority or any arbitrator that (A) if adversely determined, could reasonably be expected to have a Material Adverse Effect or (B) relates to this Guaranty or any of the other Transaction Documents to which the Guarantor is a party or any transaction contemplated hereby or thereby.

(vi)  The Guarantor (A) has read and understands the terms and conditions of the Securities Purchase Agreement and the other Transaction Documents, and (B) now has and will continue to have independent means of obtaining information concerning the affairs, financial condition and business of the Company and the other Transaction Parties, and has no need of, or right to obtain from the Secured Party, any credit or other information concerning the affairs, financial condition or business of the Company or the other Transaction Parties that may come under the control of the Secured Party.

7.  Right of Set-off. Upon the occurrence and during the continuance of any Event of Default, the Secured Party may, and is hereby authorized to, at any time and from time to time, without notice to the Guarantors (any such notice being expressly waived by each Guarantor) and to the fullest extent permitted by law, set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Secured Party to or for the credit or the account of any Guarantor against any and all obligations of the Guarantors now or hereafter existing under this Guaranty or any other Transaction Document, irrespective of whether or not the Secured Party shall have made any demand under this Guaranty or any other Transaction Document and although such obligations may be contingent or unmatured. The Secured Party agrees to notify the relevant Guarantor promptly after any such set-off and application made by the Secured Party, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Secured Party under this Section 7 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Secured Party may have under this Guaranty or any other Transaction Document in law or otherwise.

8.  Notices, Etc. All notices and other communications provided for hereunder shall be in writing and shall be mailed, telecopied or delivered, if to any Guarantor, to it at its address set forth on the signature page hereto, or if to the Secured Party, to it at its respective address set forth in the Securities Purchase Agreement; or as to either such Person at such other address as shall be designated by such Person in a written notice to such other Person complying as to delivery with the terms of this Section 8. All such notices and other communications shall be effective (i) if mailed (by certified mail, postage prepaid and return receipt requested), when received or three Business Days after deposited in the mails, whichever occurs first; (ii) if telecopied, when transmitted and confirmation is received, provided same is on a Business Day and, if not, on the next Business Day; or (iii) if delivered by hand, upon delivery, provided same is on a Business Day and, if not, on the next Business Day.

9.  Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New Jersey without regard to the principles of conflict of laws. The parties further agree that any action between them shall be heard in Hudson County, New Jersey, and expressly consent to the jurisdiction and venue of the Superior Court of New Jersey, sitting in Hudson County and the United States District Court for the District of New Jersey sitting in Newark, New Jersey for the adjudication of any civil action asserted pursuant to this Paragraph.

10.  WAIVER OF JURY TRIAL, ETC. EACH GUARANTOR HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER THIS GUARANTY OR THE OTHER TRANSACTION DOCUMENTS, OR UNDER ANY AMENDMENT, WAIVER, CONSENT, INSTRUMENT, DOCUMENT OR OTHER AGREEMENT DELIVERED OR WHICH IN THE FUTURE MAY BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH, OR ARISING FROM ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION WITH THIS GUARANTY OR THE OTHER TRANSACTION DOCUMENTS, AND AGREES THAT ANY SUCH ACTION, PROCEEDING OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. EACH GUARANTOR CERTIFIES THAT NO OFFICER, REPRESENTATIVE, AGENT OR ATTORNEY OF THE SECURED PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE SECURED PARTY WOULD NOT, IN THE EVENT OF ANY ACTION, PROCEEDING OR COUNTERCLAIM, SEEK TO ENFORCE THE FOREGOING WAIVERS. EACH GUARANTOR HEREBY ACKNOWLEDGES THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE SECURED PARTY ENTERING INTO THIS AGREEMENT.

11.  Maximum Liability.

  Notwithstanding any provision herein contained to the contrary, each Guarantor's liability under this Guaranty shall be limited to an amount not to exceed as of any date of determination the amount which could be claimed by any Secured Party from such Guarantor under this Guaranty without rendering such claim voidable or avoidable under Section 548 of the Bankruptcy Code (11 U.S.C. §§ 101 et seq.) or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law (the "Avoidance Provisions") after taking into account, among other things, such Guarantor's right of contribution and indemnification from each other Guarantor, if any. To the end set forth above, but only to the extent that the Guaranteed Obligations would otherwise be subject to avoidance under the Avoidance Provisions, if such Guarantor is not deemed to have received valuable consideration, fair value, fair consideration or reasonably equivalent value for the Guaranteed Obligations, or if the Guaranteed Obligations would render such Guarantor insolvent, or leave such Guarantor with an unreasonably small capital to conduct its business, or cause such Guarantor to have incurred debts (or to have intended to have incurred debts) beyond its ability to pay such debts as they mature, in each case as of the time any of the Guaranteed Obligations is deemed to have been incurred for the purposes of the Avoidance Provisions, the maximum Guaranteed Obligations for which such Guarantor shall be liable hereunder shall be reduced to that amount which, after giving effect thereto, would not cause the Guaranteed Obligations as so reduced, to be subject to avoidance under the Avoidance Provisions.

12.  Miscellaneous.

(i)  Each Guarantor will make each payment hereunder in lawful money of the United States of America and in immediately available funds to the Secured Party, at such address specified by the Secured Party from time to time by notice to the Guarantors.

(ii)  No amendment or waiver of any provision of this Guaranty and no consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by each Guarantor and the Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

(iii)  No failure on the part of the Secured Party to exercise, and no delay in exercising, any right hereunder or under any other Transaction Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder or under any Transaction Document preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Secured Party provided herein and in the other Transaction Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of the Secured Party under any Transaction Document against any party thereto are not conditional or contingent on any attempt by the Secured Party to exercise any of their respective rights under any other Transaction Document against such party or against any other Person.

(iv)  Any provision of this Guaranty that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

(v)  This Guaranty shall (i) be binding on each Guarantor and its respective successors and assigns, and (ii) inure, together with all rights and remedies of the Secured Party hereunder, to the benefit of the Secured Party and their respective successors, transferees and assigns. Without limiting the generality of clause (ii) of the immediately preceding sentence, the Secured Party may assign or otherwise transfer its rights and obligations under the Securities Purchase Agreement or any other Transaction Document to any other Person in accordance with the terms thereof, and such other Person shall thereupon become vested with all of the benefits in respect thereof granted to the Secured Party, as the case may be, herein or otherwise. None of the rights or obligations of any Guarantor hereunder may be assigned or otherwise transferred without the prior written consent of Secured Party.

(vi)  For said good and valuable consideration, the Guarantors also shall indemnify, defend, and hold the Secured Party, or any agent, employee, officer, attorney, or representative of the Secured Party, harmless of and from any claim brought or threatened against the Secured Party or any such person so indemnified by any Guarantor; any other obligor or endorser of the Obligations or any other person (as well as from attorneys' fees and expenses in connection therewith) on account of the Secured Party's relationship with the Guarantors, or any other obligor or endorser of the Obligations.

(vii)  Pursuant to Section 6.13 of the Security Agreement, each subsidiary of the Guarantors that is formed or acquired after the execution of this Guaranty is required to execute the Guaranty. Such subsidiary shall become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor herein. The execution and delivery of any instrument adding an additional Guarantor as a party to this Guaranty shall not require the consent of any other Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Guaranty.

(viii)  This Guaranty reflects the entire understanding of the transaction contemplated hereby and shall not be contradicted or qualified by any other agreement, oral or written, entered into before the date hereof.

(ix)  Section headings herein are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

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IN WITNESS WHEREOF, the parties hereto have executed this Guaranty as of the date first above written.

GUARANTOR:
INTREPID TECHNOLOGY AND RESOURCES BIOGAS, LLC

By:	/s/ Jacob D. Dustin
Name:	Jacob D. Dustin
Title:	Manager

Address For Notices: 501 West Broadway, Suite 200 Idaho Falls, ID 83402 Jurisdiction of Incorporation, Organization or Formation: Idaho

Organizational ID: 32-0183568

IN WITNESS WHEREOF, the parties hereto have executed this Guaranty as of the date first above written.

GUARANTOR:
Intrepid Engineering Services, Inc.

By:	/s/ Jacob D. Dustin
Name:	Jacob D. Dustin
Title:	President

Address For Notices: 501 West Broadway, Suite 200 Idaho Falls, ID 83402 Jurisdiction of Incorporation, Organization or Formation: Idaho

Organizational ID: 82-0488989

IN WITNESS WHEREOF, the parties hereto have executed this Guaranty as of the date first above written.

GUARANTOR:
Magic Valley Energy Company, LLC

By:	/s/ Jacob D. Dustin
Name:	Jacob D. Dustin
Title:	Manager

Address For Notices: 501 West Broadway, Suite 200 Idaho Falls, ID 83402 Jurisdiction of Incorporation, Organization or Formation: Idaho

Organizational ID: 37-1460426

IN WITNESS WHEREOF, the parties hereto have executed this Guaranty as of the date first above written.

GUARANTOR:
Yakima Valley Biogas, LLC

By:	/s/ Jacob D. Dustin
Name:	Jacob D. Dustin
Title:	Manager

Address For Notices: 501 West Broadway, Suite 200 Idaho Falls, ID 83402 Jurisdiction of Incorporation, Organization or Formation: Delaware

Organizational ID: 4207011 (no EIN)